Summary Prospectus July 31, 2015 (as revised December 28, 2015) AC Alternatives™ AC Alternatives™ Income Fund
Investor Class: ALNNX Institutional Class: ALNIX	A Class: ALNAX C Class: ALNHX	R Class: ALNRX R6 Class: ALNDX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated May 8, 2015 (as supplemented at the time you receive this summary prospectus). The fund's SAI may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to provide diverse sources of income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 20 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None[1]	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	2.00%	1.80%	2.00%	2.00%	2.00%	1.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.03%	1.83%	2.28%	3.03%	2.53%	1.68%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$207	$638
Institutional Class	$186	$576
A Class	$793	$1,247
C Class	$307	$938
R Class	$257	$789
R6 Class	$171	$530
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.
Principal Investment Strategies
The fund pursues its investment objective by focusing primarily on asset classes and strategies that generate current income and will invest primarily in income-generating securities. Specifically, the fund will combine several distinct strategies designed to capture current yield from a variety of income producing securities with an additional focus on seeking to protect investor purchasing power through capital appreciation.
American Century Investment Management, Inc. (the advisor) utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Perella Weinberg Partners Capital Management LP (PWP) has been engaged by the advisor to identify and recommend other underlying subadvisors to manage distinct investment strategies within the fund. PWP uses a flexible and opportunistic investment strategy that allocates assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the funds. The advisor provides oversight of each of these functions.
PWP may allocate assets to underlying subadvisors employing all or a subset of the investment strategies described below at any given time, and, subject to the oversight of the advisor, may change allocations from time to time in its discretion.
The fund’s principal investment strategies include:

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Corporate credit strategies involve purchasing fixed-income corporate securities, including securities that are rated below investment grade (also known as “high-yield securities” or “junk bonds”). Investments in this strategy may also include mortgage and other asset-backed securities, floating rate bank loans, loan participations and other floating rate debt securities, such as collateralized loan obligations (also known as CLOs).

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Structured credit strategies involve taking long or short positions in asset-backed securities, including securities backed by commercial and residential mortgages, which may include non-agency mortgage-backed securities. Asset-backed securities may also involve securities backed by auto loans, credit card debt, student loans, corporate loans or other collateral. These securities may pay fixed or variable rates of interest.

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Real estate strategies focus investments in equities, debt and hybrid securities issued by companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate or real estate-related companies at the time of investment (collectively, “real estate companies”). The strategy may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the advisor believes have above-average yield potential.

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Master limited partnership (MLP) strategies seek to deliver high yields and asset growth by investing in publicly traded partnerships that have a special tax designation which allows them to pass through their income, gains, losses and other deductions or credits to their shareholders. MLPs must invest in energy infrastructure, financial services or real estate and buy assets that are designed to produce income for their investors.

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Income-oriented equity strategies seek to identify equity investments in companies with a favorable dividend-paying history that have prospects for dividend payments to continue or increase. Equity investments include common stock, preferred stock, equity equivalent securities such as convertible securities and derivative instruments that give exposure to equities such as stock futures contracts, stock index futures contracts, equity options and swaps on equities.

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PWP overlay strategies are utilized by PWP to manage liquidity, hedging and overall thematic exposure of the fund. PWP utilizes investments in certain securities, including but not limited to, exchange traded funds, futures, options, swaps and other derivatives with the intention of exploiting market opportunities, managing inflows and outflows of fund assets and/or hedging against certain risks identified by PWP.

In addition to positions in individual securities, the fund may allocate investments to ETFs or other securities that provide exposure to certain market or sector indices. The fund may invest in securities of foreign companies including companies located in emerging markets, when these securities meet an underlying subadvisor’s standards of selection. The fund also may use foreign currency exchange contracts in order to shift investment exposure from one currency into another for hedging purposes or to enhance returns.
The fund may invest in fixed-income securities of any maturity and does not seek to maintain a particular weighted average maturity.
The fund is currently authorized to utilize the following investment strategies and underlying subadvisors:

Investment Strategy	Underlying Subadvisor
Opportunistic Corporate Credit	Arrowpoint Asset Management, LLC
Structured Credit	Good Hill Partners LP
Corporate Credit	Sankaty Advisors, LLC
Income-oriented Equity, Overlay and MLPs	PWP
PWP may make recommendations to the advisor to terminate and replace underlying subadvisors from time to time. To identify underlying subadvisors, PWP uses various selection criteria, which include investment capability, alignment with fund objectives, ability to compliment the styles of other subadvisors to achieve the fund’s objective and other factors. The advisor will then determine which underlying subadvisor changes are recommended to the fund’s board of directors for approval. In making allocation decisions regarding underlying subadvisors, PWP performs due diligence on both investment and general business aspects of the underlying subadvisor. PWP’s analysis considers, among other factors, the manager’s investment philosophy and process, historical track record, infrastructure, risk management capabilities, and organizational stability. PWP also considers the outlook for the underlying subadvisor’s investment strategy given current and future capital market and economic conditions. PWP may decide to terminate an underlying subadvisor allocation or investment strategy when it no longer believes the underlying subadvisor can contribute favorably towards our overall desired risk and return profile for the fund. Such decisions could be based on a change in current or expected capital market and economic conditions, key employee turnover, or a change in the manager’s investment or risk management process, among other factors.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
Principal Risks

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Allocation Risk - The fund’s exposure to equities and fixed-income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time. The fund is actively managed and allocation decisions will be based on the advisor’s and subadvisors’ judgment about markets, volatility, interest rates, or the potential increase in value of particular investments or assets. There is no guarantee that the advisor’s and subadvisors’ decisions will produce the desired results.

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Bank Loan Risk - The fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

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Collateralized Debt Obligations/CLO Risk - The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

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Convertible Securities Risk - The fund may invest in convertible securities, which may be affected by changes in interest rates, the credit of the issuer and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree.

•	Counterparty Risk - If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties to such contracts.

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Credit Risk - Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect. Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties to such contracts.

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Derivatives Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments. Gains or losses involving some futures, options and other derivatives may be substantial—in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund.

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Emerging Market Risk  - Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

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Equity Securities Risk - The risk that events negatively affecting issuers of equity securities, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and as such, the value of the fund’s shares. Investments in a particular style (such as growth or value) or in small or medium-size companies may enhance this risk.

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Exchange-Traded Fund Risk  - The risks of owning an exchange-traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although the price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs also have management fees, which increase their cost.

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Extension Risk - When interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated, extending the effective duration of these fixed-income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

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Fixed-Income Securities Risk - The fund’s investments in fixed-income, or debt, securities will be subject to interest rate risk, credit risk, and extension and prepayment risk. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to changes in interest rates. Some fixed-income securities give the issuer the option to call, or redeem the securities before their maturity dates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.

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Foreign Securities Risk - The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Foreign Currency Risk - Because the fund may invest in securities denominated in foreign currencies, the fund may be subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

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Foreign Currency Transaction Risk - Non-U.S. currency forward contracts, futures contracts, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the fund’s position. Forward contracts are not guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the fund. In respect of such trading, the fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

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High-Yield Debt Risk - Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

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Interest Rate Risk - Changes in interest rates may adversely affect the value of the fund’s investments in fixed-income securities. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When a fund holds floating or adjustable rate debt securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Investments in debt securities pose the risk that the subadvisor’s forecast of the direction of interest rates might be incorrect.

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Leverage Risk - Leverage in the fund's portfolio can be created from borrowing or utilizing certain types of transactions or instruments such as derivatives and short selling.  Leverage can result in losses to the fund that exceed the amount originally invested and may amplify changes in the fund's net asset value.  Leverage may also impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility.

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Liquidity Risk - The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Liquidity risk is more pronounced for the fund than for funds that invest primarily in other types of securities. In addition, when the market for certain investments is illiquid, the fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may also be difficult to value.

•	Market Risk - The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

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Master Limited Partnership (MLP) Risk - The value of MLP units listed and traded on U.S. securities exchanges may fluctuate based on prevailing market conditions and the success of the MLP. Investments in MLP units present additional risks when compared to investments in common stock and present special tax risks.

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Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

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Multi-Manager Risk - Fund performance is dependent upon the success of the advisor and subadvisors in implementing the fund’s investment strategies in pursuit of its goal.  The fund’s performance will depend on the success of PWP’s methodology in allocating the fund’s assets to underlying subadvisors and its selection and oversight of subadvisors.  To the extent the underlying subadvisors’ investment styles are not complimentary to each other, the fund’s performance could be negatively affected.  In addition, underlying subadvisors could enter into conflicting transactions (e.g. one subadvisor purchasing a security at the same time another subadvisor sells the same security or the fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the fund's performance.  Multi-manager strategies can increase a fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.  Some underlying subadvisors have limited experience managing mutual funds, which, unlike other funds these subadvisors manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

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Nondiversification - The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the underlying subadvisors the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

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Prepayment or Call Risk - If the fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the fund may be forced to reinvest the proceeds in securities with lower yields. In addition, the fund may lose the amount of premium paid in the event of prepayment.

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Real Estate Investing - An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning, other governmental regulation, and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent the fund invests in companies that make loans to real estate companies, the fund also may be subject to interest rate risk and credit risk.

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REITs Risk - Investments in REITs are subject to credit risk and interest rate risk with respect to the loans made by the REITs in which it invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the fund invests.

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Redemption Risk - The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

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Risk Management - No management program can eliminate the fund’s exposure to market risk. Although the fund is managed in an effort to reduce the effects of market risk on the fund, there is no guarantee that the fund will successfully manage the risks associated with its investments.

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Senior Loan Risk - The fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed-income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

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Short Sales Risk - If the market price of a security increases after the fund borrows the security to sell short, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

•	Small and Medium-Sized Company Risk - The small and medium-sized companies in which the fund invests may be more volatile and subject to greater risk than larger companies.

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Style Risk - If at any time the market is not favoring the fund’s investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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Subordinated Securities Risk - The fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. The fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer.

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Valuation Risk - The sales price of a security may well differ - higher or lower - from the fund’s last valuation of such security, and the difference could be significant, particularly for illiquid securities and/or markets that experience extreme volatility. If a particular security trades in a thin market (a market with a low number of buyers and sellers), prices for such security may be more volatile and such security may be more difficult to value, since there are fewer transactions taking place in the marketplace. If market conditions exist that cause the fund to fair-value certain securities, investors who purchase or redeem shares on days the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds than if the fund had not fair-valued securities or used a different valuation methodology.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancentury.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Subadvisor (Manager Selection, Asset Allocation and Security Selection)
Perella Weinberg Partners Capital Management LP
Portfolio Managers
Chris Bittman, Partner of PWP and CEO/CIO of the PWP Agility platform, has managed the fund since 2015.
Kent Muckel, CFA, Partner of PWP, has managed the fund since 2015.
Darren Myers, CFA, Managing Director of PWP, has managed the fund since 2015.
Underlying Subadvisors (Security Selection)
Arrowpoint Asset Management, LLC
Good Hill Partners LP
Sankaty Advisors, LLC
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
There is no minimum initial investment amount for R6 Class shares.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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